Exhibit 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended				Year to Date
	September 2010	September 2009	June 2010	March 2010	September 2010	September 2009
Interest & Loan Fees Income	$79,889	$90,427	$82,189	$84,096	$246,174	$277,664
Tax equivalent adjustment	1,444	2,701	1,490	1,557	4,491	8,567

Interest & Fees Income (FTE)	81,333	93,128	83,679	85,653	250,665	286,231
Interest Expense	20,907	29,104	22,025	23,617	66,549	93,215

Net Interest Income (FTE)	60,426	64,024	61,654	62,036	184,116	193,016

Credit Loss Provision	6,123	8,067	6,400	6,868	19,391	39,346

Non-Interest Income:
Fees from trust & brokerage services	3,215	3,142	3,461	3,272	9,948	10,242
Fees from deposit services	10,098	10,566	10,117	9,224	29,439	30,124
Bankcard fees and merchant discounts	1,093	1,104	1,078	1,042	3,213	3,085
Other charges, commissions, and fees	508	470	490	358	1,356	1,447
Income from bank owned life insurance	1,282	1,051	1,185	1,028	3,495	2,289
Mortgage banking income	118	172	129	112	359	476
Other non-interest revenue	1,108	896	1,424	915	3,447	4,204
Net other-than-temporary impairment losses	(1,864)	(10,960)	(1,096)	(1,486)	(4,446)	(12,192)
Net gains on sales/calls of investment securities	132	82	796	1,108	2,036	88

Total Non-Interest Income	15,690	6,523	17,584	15,573	48,847	39,763

Non-Interest Expense:
Employee compensation	14,613	14,735	14,848	14,901	44,362	44,433
Employee benefits	4,128	4,818	4,332	4,494	12,954	14,441
Net occupancy	4,187	4,124	4,274	4,671	13,132	12,830
Other expenses	16,065	15,799	16,138	15,140	47,343	46,945
Amortization of intangibles	448	618	491	534	1,473	1,984
OREO expense	2,001	1,576	2,648	1,620	6,269	3,682
FDIC expense	2,456	2,004	2,457	2,391	7,304	6,871

Total Non-Interest Expense	43,898	43,674	45,188	43,751	132,837	131,186

Income Before Income Taxes (FTE)	26,095	18,806	27,650	26,990	80,735	62,247

Tax equivalent adjustment	1,444	2,701	1,490	1,557	4,491	8,567

Income Before Income Taxes	24,651	16,105	26,160	25,433	76,244	53,680

Taxes	7,335	4,040	8,241	8,011	23,587	3,826

Net Income	$17,316	$12,065	$17,919	$17,422	$52,657	$49,854

MEMO: Effective Tax Rate	29.76%	25.09%	31.50%	31.50%	30.94%	7.13%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	September 30 2010 Q-T-D Average	September 30 2009 Q-T-D Average	September 30 2010	December 31 2009	September 30 2009
Cash & Cash Equivalents	$614,853	$307,780	$712,562	$449,767	$577,707

Securities Available for Sale	739,992	936,373	745,079	811,777	932,690
Held to Maturity Securities	67,767	101,648	67,496	77,421	93,246
Other Investment Securities	78,906	77,709	78,413	77,722	77,709

Total Securities	886,665	1,115,730	890,988	966,920	1,103,645

Total Cash and Securities	1,501,518	1,423,510	1,603,550	1,416,687	1,681,352

Loans held for sale	1,304	8,768	1,788	5,284	4,969

Commercial Loans	3,587,518	3,833,221	3,543,273	3,801,254	3,802,531
Mortgage Loans	1,521,663	1,656,791	1,508,536	1,606,560	1,639,152
Consumer Loans	282,883	354,222	275,406	332,964	352,248

Gross Loans	5,392,064	5,844,234	5,327,215	5,740,778	5,793,931

Unearned income	(3,290)	(4,864)	(3,197)	(3,969)	(4,486)

Loans, net of unearned income	5,388,774	5,839,370	5,324,018	5,736,809	5,789,445

Allowance for Loan Losses	(69,588)	(64,375)	(70,923)	(67,853)	(68,082)

Goodwill	311,877	312,140	311,834	312,069	312,140
Other Intangibles	3,591	5,742	3,350	4,823	5,400

Total Intangibles	315,468	317,882	315,184	316,892	317,540

Real Estate Owned	39,793	43,104	50,567	40,058	44,758
Other Assets	338,064	295,311	348,836	357,224	312,826

Total Assets	$7,515,333	$7,863,570	$7,573,020	$7,805,101	$8,082,808

MEMO: Earning Assets	$6,689,520	$7,079,538	$6,733,138	$6,956,322	$7,285,613

Interest-bearing Deposits	$4,513,180	$4,793,764	$4,542,216	$4,862,943	$4,953,285
Noninterest-bearing Deposits	1,150,999	1,045,448	1,156,167	1,108,157	1,069,381

Total Deposits	5,664,179	5,839,212	5,698,383	5,971,100	6,022,666

Short-term Borrowings	316,066	348,539	329,535	222,944	367,477
Long-term Borrowings	696,459	852,223	696,358	771,935	852,125

Total Borrowings	1,012,525	1,200,762	1,025,893	994,879	1,219,602

Other Liabilities	52,054	58,103	64,117	77,572	73,994

Total Liabilities	6,728,758	7,098,077	6,788,393	7,043,551	7,316,262

Preferred Equity	—	—	—	—	—
Common Equity	786,575	765,493	784,627	761,550	766,546

Total Shareholders’ Equity	786,575	765,493	784,627	761,550	766,546

Total Liabilities & Equity	$7,515,333	$7,863,570	$7,573,020	$7,805,101	$8,082,808

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September 2010	September 2009	June 2010	March 2010	September 2010	September 2009
Quarterly/Year-to-Date Share Data:

Earnings Per Share:
Basic	$0.40	$0.28	$0.41	$0.40	$1.21	$1.15
Diluted	$0.40	$0.28	$0.41	$0.40	$1.21	$1.15

Common Dividend Declared Per Share:	$0.30	$0.29	$0.30	$0.30	$0.90	$0.87

High Common Stock Price	$27.25	$23.56	$31.99	$28.00	$31.99	$33.64
Low Common Stock Price	$22.09	$16.68	$23.82	$20.15	$20.15	$13.15

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,588,021	43,410,532	43,539,531	43,455,296	43,528,210	43,404,920
Diluted	43,645,653	43,455,723	43,640,805	43,534,435	43,607,091	43,457,258

Memorandum Items:

Tax Applicable to Security Sales/Calls	$46	$29	$279	$388	$713	$31

Common Dividends	$13,084	$12,600	$13,078	$13,051	$39,213	$37,793

			September 2010	September 2009	June 2010	March 2010
EOP Share Data:

Book Value Per Share			$18.00	$17.66	$17.84	$17.68
Tangible Book Value Per Share			$10.77	$10.34	$10.60	$10.41

52-week High Common Stock Price			$31.99	$35.00	$31.99	$28.00
Date			04/23/10	10/02/08	04/23/10	03/23/10
52-week Low Common Stock Price			$16.39	$13.15	$16.39	$16.39
Date			11/20/09	03/06/09	11/20/09	11/20/09

EOP Shares Outstanding (Net of Treasury Stock):			43,597,507	43,406,545	43,581,834	43,498,754

Memorandum Items:

EOP Employees (full-time equivalent)			1,479	1,497	1,470	1,465

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Three Months Ended	Year to Date
September 2010	September 2009	June 2010	March 2010	September 2010	September 2009

Selected Yields and Net Interest Margin:

Loans	5.30%	5.45%	5.33%	5.32%	5.32%	5.47%
Investment Securities	4.52%	4.92%	4.75%	4.97%	4.75%	5.18%
Money Market Investments/FFS	0.28%	0.13%	0.33%	0.38%	0.32%	0.13%
Average Earning Assets Yield	4.84%	5.23%	5.01%	5.05%	4.97%	5.34%
Interest-bearing Deposits	1.17%	1.64%	1.26%	1.35%	1.26%	1.84%
Short-term Borrowings	0.07%	0.05%	0.06%	0.05%	0.06%	0.16%
Long-term Borrowings	4.33%	4.29%	4.32%	4.32%	4.32%	4.24%
Average Liability Costs	1.50%	1.93%	1.58%	1.66%	1.58%	2.04%
Net Interest Spread	3.34%	3.30%	3.43%	3.39%	3.39%	3.30%
Net Interest Margin	3.60%	3.60%	3.69%	3.65%	3.65%	3.60%

Selected Financial Ratios:

Return on Average Common Equity	8.73%	6.25%	9.23%	9.17%	9.04%	8.77%
Return on Average Assets	0.91%	0.61%	0.96%	0.92%	0.93%	0.84%
Efficiency Ratio	53.24%	50.94%	52.87%	53.34%	53.15%	51.26%

September 2010	September 2009	June 2010	March 2010
Loan / Deposit Ratio	93.43%	96.13%	97.32%	96.72%
Allowance for Loan Losses/ Loans, Net of Unearned Income	1.33%	1.18%	1.27%	1.22%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.37%	1.20%	1.31%	1.26%
Nonaccrual Loans / Loans, Net of Unearned Income	1.10%	0.83%	1.19%	1.11%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.24%	0.41%	0.17%	0.18%
Non-performing Loans/ Loans, Net of Unearned Income	1.34%	1.26%	1.35%	1.29%
Non-performing Assets/ Total Assets	1.61%	1.46%	1.47%	1.49%
Primary Capital Ratio	11.21%	10.26%	11.27%	10.92%
Shareholders’ Equity Ratio	10.36%	9.48%	10.42%	10.10%
Tier I Capital Ratio	11.97	%(2)	10.74%	11.73%	11.32%
Total Risk-Based Capital Ratio	13.36	%(2)	11.99%	13.08%	12.63%
Leverage Ratio	9.70	%(2)	8.93%	9.62%	9.33%
Price / Book Ratio	1.38	x	1.11	x	1.34	x	1.48	x
Price / Earnings Ratio	15.68	x	17.64	x	14.53	x	16.38	x

Note: (1)   Includes allowances for loan losses and lending-related commitments.

(2)	Estimated.

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	September 2010	September 2009	December 2009	June 2010	March 2010
Asset Quality Data:

EOP Non-Accrual Loans	$58,302	$47,933	$50,856	$64,831	$62,449
EOP 90-Day Past Due Loans	12,644	23,854	20,314	9,055	9,959
EOP Restructured Loans	438	1,091	1,087	—	—

Total EOP Non-performing Loans	$71,384	$72,878	$72,257	$73,886	$72,408

EOP Other Real Estate Owned	50,567	44,758	40,058	36,019	41,179

Total EOP Non-performing Assets	$121,951	$117,636	$112,315	$109,905	$113,587

	Three Months Ended				Year to Date
	September 2010	September 2009	June 2010	March 2010	September 2010	September 2009
Allowance for Credit Losses:(1)
Beginning Balance	$71,361	$66,534	$70,366	$70,010	$70,010	$63,603
Provision Expense	6,123	8,067	6,400	6,868	19,391	39,346

	77,484	74,601	76,766	76,878	89,401	102,949
Gross Charge-offs	(5,420)	(5,315)	(5,985)	(6,935)	(18,340)	(34,368)
Recoveries	742	452	580	423	1,745	1,157

Net Charge-offs	(4,678)	(4,863)	(5,405)	(6,512)	(16,595)	(33,211)

Ending Balance	$72,806	$69,738	$71,361	$70,366	$72,806	$69,738

Note: (1)   Includes allowances for loan losses and lending-related commitments.